UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant Filed by a Party other than the Registrant Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant toss.240.14a-12


                           INNOVATIVE MEDICAL SERVICES
                           ---------------------------
                (Name of Registrant as Specified In Its Charter)


     ---------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     5)   Total fee paid:

       -------------------------------------------------------------------------

      Fee paid previously with preliminary materials.

      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

       -------------------------------------------------------------------------
      2) Form, Schedule or Registration Statement No.:

       -------------------------------------------------------------------------
      3) Filing Party:

       -------------------------------------------------------------------------
      4) Date Filed:

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                           INNOVATIVE MEDICAL SERVICES
                               1725 Gillespie Way
                           El Cajon, California 92020
                                 (619) 596-8600

                    ----------------------------------------

                                 PROXY STATEMENT

                    ----------------------------------------

                    Notice of Annual Meeting of Shareholders
                          To Be Held September 26, 2003

TO THE SHAREHOLDERS OF INNOVATIVE MEDICAL SERVICES

NOTICE HEREBY IS GIVEN that the Annual Meeting of Shareholders of INNOVATIVE MEDICAL SERVICES, a California corporation (the "Company"), will be held at the Doubletree Hotel Mission Valley, 7450 Hazard Center Drive, San Diego, California 92108 on September 26, 2003, 10:30 a.m., Pacific Time, and at any and all adjournments thereof, for the purpose of considering and acting upon the following Proposals:

Proposal No. 1. ELECTION OF DIRECTORS

Proposal No. 2. APPROVAL OF AN AMENDMENT TO THE COMPANY'S ARTICLES OF
                INCORPORATION TO CHANGE THE COMPANY NAME TO "PURE BIOSCIENCE"


This Annual Meeting is called as provided for by California law and the Company's By-laws.

Only holders of the outstanding Common Stock of the Company of record at the close of business on August 18, 2003 will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof.

All shareholders, whether or not they expect to attend the Annual Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

DENNIS ATCHLEY
SECRETARY

El Cajon, California
August 8, 2003

                           INNOVATIVE MEDICAL SERVICES
                               1725 Gillespie Way
                           El Cajon, California 92020
                                 (619) 596-8600

                    ----------------------------------------

                                 PROXY STATEMENT

                    ----------------------------------------

                    Notice of Annual Meeting of Shareholders
                          To Be Held September 26, 2003

GENERAL INFORMATION

The enclosed Proxy is solicited by and on behalf of the Board of Directors of INNOVATIVE MEDICAL SERVICES, a California corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders to be held at the Doubletree Hotel Mission Valley, 7450 Hazard Center Drive, San Diego, California 92108 on September 26, 2003, at 10:30 a.m. Pacific Time, and at any adjournment thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or before August 26, 2003.

Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Company, or by voting in person at the Meeting. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mail; however, the Company may use the services of its Directors, Officers and employees to solicit proxies personally or by telephone without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

All shares represented by valid proxies will be voted in accordance therewith at the Meeting. Shares not voting as a result of a proxy marked to abstain will be counted as part of total shares voting in order to determine whether or not a quorum has been achieved at the Meeting. Shares registered in the name of a broker-dealer or similar institution for beneficial owners to whom the broker-dealer distributed notice of the Annual Meeting and proxy information and which such beneficial owners have not returned proxies or otherwise instructed the broker-dealer as to voting of their shares, will be counted as part of the total shares voting in order to determine whether or not a quorum has been achieved at the Meeting. Abstaining proxies and broker-dealer non-votes will not be counted as part of the vote on any business at the Meeting on which the shareholder has abstained.

The Company's Annual Report to Shareholders for the fiscal year ended July 31, 2002, along with subsequent Quarterly Reports, has been previously mailed or is being mailed simultaneously to the Company's shareholders, but does not constitute part of these proxy soliciting materials.

SHARES OUTSTANDING AND VOTING RIGHTS
------------------------------------
All voting rights are vested exclusively in the holders of the Company's Common Stock with each common share entitled to one vote. Only shareholders of record at the close of business on August 18, 2003 are entitled to notice of and to vote at the Meeting or any adjournment thereof. On August 8, 2003, the Company had 10,594,088 shares of its Common Stock outstanding, each of which is entitled to one vote on all matters to be voted upon at the Meeting, including the election of Directors. No fractional shares are presently outstanding. A majority of the Company's outstanding voting stock represented in person or by proxy shall constitute a quorum at the Meeting. The affirmative vote of a majority of the votes cast, providing a quorum is present, is necessary to elect the Directors. Cumulative voting in the election of Directors is permitted.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND OF MANAGEMENT
-----------------------------------------------------------------
The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of August 8, 2003 by individual directors and executive officers and by all directors and executive officers of the Company as a group. Based upon a review of the Company's shareholders list as of August 8, 2003, there are no other registered holders of five percent or more of the Company's Common Stock. As of August 8, 2003 there were 10,594,088 shares outstanding.

    Name and Address of                                               Common Stock           Percentage of Shares
     Beneficial Owner                      Title                       Ownership                Outstanding (%)
----------------------------      -------------------------       ---------------------     ------------------------
   Dennis Atchley                     Secretary                          243,860 (1)                  2.30

   Gene Auerbach                      Chief Operating Officer            175,000 (2)                  1.65

   Gregory Barnhill                   Director                           425,000 (3)                  4.01

   Dennis Brovarone                   Director                           506,483 (4)                  4.78

   Gary Brownell                      Treasurer, CFO/Director            450,321 (5)                  4.25

   Patrick Galuska                    Director                           420,690 (6)                  3.99

   Michael L. Krall                   President, CEO/Chairman          1,353,560 (7)                 12.78

   Eugene Peiser                      Director                           476,136 (8)                  4.49

   Donna Singer                       Executive VP, Director             403,356 (9)                  3.80

   Directors and Officers as a Group

   (9 individuals)                                                     4,454,406 (10)                42.05

   (1)   Includes presently exercisable options to acquire up to 200,000 shares.
   (2)   Includes presently exercisable options to acquire up to 150,000 shares.
   (3)   Includes presently exercisable options to acquire up to 250,000 shares.
   (4)   Includes presently exercisable options to acquire up to 435,000 shares.
   (5)   Includes presently exercisable options to acquire up to 400,000 shares.
   (6)   Includes presently exercisable options to acquire up to 350,000 shares.
   (7)   Includes presently exercisable options to acquire up to 731,250 shares.
   (8)   Includes presently exercisable options to acquire up to 400,000 shares.
   (9)   Includes presently exercisable options to acquire up to 375,000 shares.
   (10) Includes presently exercisable options held by all of the above officers and directors to acquire up to 2,814,250 shares.

MANAGEMENT

The executive officers and directors of the Company and their ages are as follows:

          Name                          Age                                 Position
-------------------------      ----------------------       ------------------------------------
   Michael L. Krall                    51                     President, CEO, Chairman, Director
   Gary Brownell, CPA                  54                     Treasurer, CFO, Director
   Eugene Auerbach                     58                     Chief Operating Officer
   Donna Singer                        33                     Executive Vice President, Director
   Dennis Atchley, Esq.                50                     Secretary
   Gregory Barnhill                    49                     Director
   Dennis Brovarone                    47                     Director
   Patrick Galuska                     44                     Director
   Eugene Peiser, PD                   71                     Director

The Directors serve until their successors are elected by the shareholders. Vacancies on the Board of Directors may be filled by appointment of the majority of the continuing directors. The executive officers serve at the discretion of the Board of Directors except as subject to the employment agreement with Mr. Krall.

Committees: Meetings of the Board

We have a Compensation/Administration Committee and an Audit Committee. We do not have a separate Nominating Committee as this function is handled by the entire Board of Directors. The Compensation/Administration Committee and the Audit Committee were formed in 1995. Messrs. Barnhill, Brovarone, Galuska and Peiser comprise the Compensation/Administration Committee and Messrs. Barnhill, Brownell, Galuska and Peiser are the Audit Committee. The Compensation/Administration Committee recommends to the Board the compensation of executive officers and will serve as the Administrative Committee for the Company's Stock Option Plans. The Audit Committee serves as a liaison between the Board and the Company's auditor. The Compensation/Administration Committee met once during the fiscal year ended July 31, 2002, and the Audit Committee met once during the fiscal year ended July 31, 2002.

Our Board of Directors held five meetings during the fiscal year ended July 31, 2002, at which time all the then Directors were present or consented in writing to the action taken at such meetings. No incumbent Director attended fewer than 100% of said meetings.

Audit Committee Report

The Audit Committee of the Board of Directors consists of three directors, the majority of which are the Company's independent directors. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which was included as an exhibit to the 2002 proxy statement. The Audit Committee is responsible for overseeing the Company's financial reporting process on behalf of the Board of Directors. Each year, the Audit Committee recommends to the Board of Directors the selection or retention of the Company's independent auditors.

Management is responsible for the Company's financial statements and the financial reporting process, including internal controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and Miller and McCollom, the Company's independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with Miller and McCollom the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). These matters included a discussion of Miller and McCollom's judgments about the quality (not just the acceptability) of the Company's accounting principles as applied to financial reporting.

Miller and McCollom also provided the Audit Committee with the written disclosures and letter required by Independence Standards Board Standard No. 1. (Independence Discussions with Audit Committees), and the Audit Committee discussed with Miller and McCollom that firm's independence.

Based upon the Audit Committee's discussion with management and the independent auditors and the Audit Committee's review of the representation of management and the disclosures by the independent auditors to the Audit Committee, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended July 31, 2002, for filing with the U.S. Securities and Exchange Commission. The Audit Committee has also recommended the retention of Miller and McCollom as the Company's independent auditors for the fiscal year ending July 31, 2003.

Audit Committee

Gary Brownell
Patrick Galuska
Eugene Peiser

Compliance with Section 16(a) of Securities Exchange Act of 1934
----------------------------------------------------------------
To our knowledge, during the fiscal year ended July 31, 2002, our Directors and Officers complied with all applicable Section 16(a) filing requirements. This statement is based solely on a review of the copies of such reports furnished to us by our Directors and Officers and their written representations that such reports accurately reflect all reportable transactions.

Family Relationships
--------------------
There is no family relationship between any Director, executive or person nominated or chosen by the Company to become a Director or executive officer.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows for the fiscal year ending July 31, 2002, the compensation awarded or paid by the Company to its Chief Executive Officer and any of the executive officers of the Company whose total salary and bonus exceeded $100,000 during such year (The "Named Executive Officers"):

--------------------------------------------------------------------------------------------------------
                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------
                                                                 |    Long Term Compensation            |
--------------------------------------------------------------------------------------------------------
                                        Annual Compensation      |   Awards     |    Payouts            |
---------------------------------------------------------------------------------------------------------
                                |      |  Salary  | Other Annual | Securities   |                       |
   Name and Principle Position  |  Year|     (S)  | Compensation | Underlying   |All Other Compensation |
                                |      |          |       ($)    | Options (#)  |       ($)             |
---------------------------------------------------------------------------------------------------------
  Michael L. Krall President/CEO|  2002|  144,000 |       0      |150,000 Common|        0              |
---------------------------------------------------------------------------------------------------------
  Michael L. Krall President/CEO|  2001|  144,000 |       0      |50,000 Common |        0              |
---------------------------------------------------------------------------------------------------------
  Michael L. Krall President/CEO|  2000|  144,000 |       0      |50,000 Common |        0              |
---------------------------------------------------------------------------------------------------------

No other executive officer earned more than $100,000 during the current fiscal year.

-----------------------------------------------------------------------------------------------------------------------
                        Option Grants in Last Fiscal Year
-----------------------------------------------------------------------------------------------------------------------
                                Individual Grants
-----------------------------------------------------------------------------------------------------------------------
                                     Number of
                                   Common Shares
                                     Underlying
                                  Options Granted     % of Total Options Granted to     Exercise Price  Expiration
  Name                                  (#)               Employees in Fiscal Year          ($/Sh)         Date
-----------------------------------------------------------------------------------------------------------------------
Michael L. Krall President/CEO       50,000                        7.0                        2.10        11/08/06
-----------------------------------------------------------------------------------------------------------------------
Michael L. Krall President/CEO      100,000                       14.0                        2.00        1/31/07
-----------------------------------------------------------------------------------------------------------------------

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End
Option/Values

The following table sets forth the number and value of the unexercised options held by each of the Named Executive Officers at July 31, 2002.

------------------------------------------------------------------------------------------------------------------------
                        Aggregate Option Exercises in Last Fiscal Year and FY-End Option Values
------------------------------------------------------------------------------------------------------------------------
                         Shares       Value       Number of Securities Underlying   Value of Unexercised In-the Money
                      Acquired on   Realized at   Unexercised Options at FY-End (#)        Options at FY-End ($)
         Name         Exercise (#)  FY-End ($)        Exercisable/Unexercisable          Exercisable/Unexercisable
------------------------------------------------------------------------------------------------------------------------
  Michael L. Krall         0             0        681,250 Common Shares/Exercisable       40,000/Exercisable (1)
  President/CEO
------------------------------------------------------------------------------------------------------------------------

(1) Option value based on the difference between the exercise price of unexercised options and the average closing price of $0.72 for the 30 trading days ending July 31, 2002.

Employment Agreements and Executive Compensation

In April 1996, the Board of Directors approved a five-year employment agreement for Michael Krall, its President. Mr. Krall receives a salary of $144,000 per year, an amount equal to 3% of Innovative Medical Services' net income before taxes, if any, plus other benefits. The Board of Directors has extended Mr. Krall's employment agreement for an additional year.

Compensation of Directors

Directors are entitled to receive $300 plus reimbursement for all out-of-pocket expenses incurred for attendance at Board of Directors meetings.

OTHER ARRANGEMENTS

Individuals newly appointed as Executive Officers or as Directors, are granted an option to purchase 100,000 shares of common stock at fair market value from stock option plans previously approved by the shareholders. Upon each subsequent anniversary thereof, each such Officer and Director will receive an option to purchase 50,000 shares of common stock at fair market value.

Termination of Employment and Change of Control Arrangement

There is no compensatory plan or arrangement with respect to any individual named above which results or will result from the resignation, retirement or any other termination of employment with the Company, or from a change in the control of the Company.

Transactions with Management

The Company did not enter into any transactions with Management during the fiscal year ended July 31, 2002.


--------------------------------------------------------------------------------
PROPOSAL NO. 1.                     Election OF Directors

The Articles presently provide for a Board of Directors of not more than nine
(9) members. The number of Directors of the Company has been fixed at seven (7) by the Company's Board of Directors. The Company's Board of Directors recommends the election of Directors of the seven (7) nominees listed below to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified or until their earlier death, resignation or removal. The persons named as "proxies" in the enclosed form of Proxy, who have been designated by Management, intend to vote for the seven (7) nominees for election as Directors unless otherwise instructed in such proxy. If at the time of the Meeting, any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to cumulatively vote for the remaining nominees, or for a substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

Nominees

The following table sets forth the name and age of each nominee for Director, indicating all positions and offices with the Company presently held, the period during which each has served as such, and the class and term for which each has been nominated:

                                                                                           Year First
             Name                    Age                          Position                  Director
  ---------------------------      --------      -----------------------------------     ----------------
  Gregory Barnhill                   49          Director                                     2001
  Dennis Brovarone                   47          Director                                     1996
  Gary Brownell, CPA                 54          Chief Financial Officer, Director            1996
  Patrick Galuska                    44          Director                                     1996
  Michael L. Krall                   51          President, CEO, Chairman, Director           1992
  Eugene Peiser, PD                  71          Director                                     1996
  Donna Singer                       33          Executive Vice President, Director           1999

Business Experience of Nominees

GREGORY H. BARNHILL Mr. Barnhill is a Partner and member of the Board of Brown Advisory Securities, LLC. Previously, Mr. Barnhill served as Managing Director of North American Equity Sales at Deutsche Banc Alex.Brown Inc., Baltimore, MD. He joined the firm in 1975, following his graduation from Brown University with an AB degree in economics.

DENNIS BROVARONE Mr. Brovarone has been practicing corporate and securities law since 1986 and as a sole practitioner since 1990. He was elected to the Company's Board of Directors in April 1996. From December 1997 to April 2001, Mr. Brovarone served as the President and Chairman of the Board of Directors of Ethika Corporation, a publicly held, Mississippi corporation investment holding company with its office in Littleton, Colorado. From January 1995 to March 1998, Mr. Brovarone served as President (Chairman) of the Board of Directors of The Community Involved Charter School, a four year old K-12 public school located in Lakewood, Colorado, operating under an independent charter and serving approximately 350 students in an individualized, experiential learning environment. Prior to 1990, Mr. Brovarone served as in-house counsel to R.B. Marich, Inc., a Denver, Colorado based brokerage firm. Mr. Brovarone lives and works in Littleton, Colorado.

GARY W. BROWNELL Mr. Brownell is a Certified Public Accountant in a private partnership practice. He is the partner in charge of taxes and municipal audits for his firm. Mr. Brownell graduated from San Diego State University in 1973 with a Bachelor of Science degree in accounting. He received his Certified Public Accountant designation in 1983. Mr. Brownell has been a partner in Brownell and Duffy since 1985.

PATRICK GALUSKA Mr. Galuska is a consulting petroleum engineer in Denver, Colorado. His practice focuses mainly on the acquisition and exploitation of underdeveloped oil and gas assets in the Rocky Mountain area. He is a Registered Professional Engineer and is a member of the Society of Petroleum Engineers. Mr. Galuska earned his BS degree in petroleum engineering from the University of Wyoming and received his MBA degree in Finance from the University of Denver. Mr. Galuska resides in Littleton, Colorado with his wife and two children.

MICHAEL L. KRALL Mr. Krall is the President, CEO and Chairman of the Board of Directors of Innovative Medical Services, a position he has held since 1993. He is responsible for the strategic planning, product development, and day-to-day operations of IMS. Previously, Mr. Krall was the President and CEO of Bettis-Krall Construction, Inc., a successful building-development company of custom homes and commercial property in San Diego County, California. He has also held numerous positions in general management in the hospitality industry. Mr. Krall attended Pepperdine University (economics, statistics, mechanical engineering). He previously served 4 years in the United States Marine Corps and was elected, by general election, to a 4 year term on the Valle de Oro Planning Board. Mr. Krall lives in El Cajon, California with his wife, Connie, and two children.

EUGENE S. PEISER, DOCTOR OF PHARMACY Dr. Peiser has been an independent consultant to FDA regulated industries since 1974 and a Member of the Board of Innovative Medical Services since 1994. He graduated from the University of Tennessee College of Pharmacy with a Bachelor of Science in Pharmacy in 1951 and has received his Doctorate of Pharmacy. Dr. Peiser's consultancy advises on a wide variety of subjects, including compliance with the Prescription Drug Marketing Act and other government compliance matters, employee training and drug repackaging. Dr. Peiser furnishes expert witness services and has provides approved Pharmaceutical Continuing Education to several thousand attendees at his seminars. Dr. Peiser is a Founding Director of the Association of Drug Repackagers; is appointed as a Registered Arbitrator by the American Registry of Arbitrators; and is President of the Southwest Chapter of the Association of Military Surgeons. Dr. Peiser lives and works in Palm Harbor, FL.

DONNA SINGER Ms. Singer is the Executive Vice President of Innovative Medical Services. From 1996-1998, Ms. Singer served as Vice President of Operations for the Company. Ms. Singer is responsible for company operations, corporate communications, investor relations and marketing. Previously, Ms. Singer served as the investor relations executive at Western Garnet International, a Toronto Stock Exchange mining company. Ms. Singer graduated from Gonzaga University with a Bachelor of Arts degree and lives in El Cajon, California.

PROPOSAL NO. 2.            CHANGE OF COMPANY NAME TO "PURE BIOSCIENCE"
--------------------------------------------------------------------------------

Innovative Medical Services' Articles of Incorporation currently specifies the name of the company as "Innovative Medical Services." The Board of Directors is proposing an amendment to Innovative Medical Services' Certificate of Incorporation to change the company's name to "Pure Bioscience." If the stockholders approve this proposal, Article One of Innovative Medical Services' Articles of Incorporation will be amended to read in its entirety as follows:

              ONE: The name of this corporation is Pure Bioscience.

Innovative Medical Services began as a provider of pharmaceutical water purification and dispensing equipment, but through acquisition, research and development, we have expanded into the life sciences market with unique, high efficacy/low toxicity chemical technologies that represent innovative advances in diverse markets. Therefore, the Board of Directors believes that "Innovative Medical Services" is no longer reflective of Innovative Medical Services' business as it exists today. Changing our name to "Pure Bioscience" represents our evolution from a niche market water treatment supplier to a bioscience company supplying proprietary technology solutions to wide ranging markets. The Company's stock symbol will remain "PURE."

AUDITORS OF THE COMPANY'S FINANCIAL STATEMENTS

Management has selected Miller & McCollom, Certified Public Accountants, as independent auditors to examine the financial statements of the Company for the fiscal year ending July 31, 2003. A representative of Miller & McCollom will not be at the annual meeting. Any appropriate questions of Miller & McCollom will be promptly forwarded to them for response.

Audit Fees

Miller & McCollom was paid aggregate fees of $8,640 for professional services rendered for the audit of the Company's annual financial statements for the most recent fiscal year ended June 30, 2002 and the reviews of the financial statements included in Company's quarterly reports on Form 10QSB during that fiscal year.

Financial Information Systems Design and Implementation Fees

Miller & McCollom was paid no fees for professional services rendered in connection with the design and implementation of the Company's financial information systems.

Other Fees

Miller & McCollom was paid no other fees for professional services.

REQUEST FOR COPY OF FORM 10-KSB

Shareholders may request a copy of the Form 10-KSB by writing to the Company's offices, 1725 Gillespie Way, El Cajon, California 92020.

DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

Any proposal by a shareholder to be presented at the Company's 2004 Annual Meeting of Shareholders, including nominations for election as directors must be received at the offices of the Company, 1725 Gillespie Way, El Cajon, California 92020, no later than October 31, 2003.

                                [GRAPHIC OMITTED]
                          [Innovative Medical Services
                               a NASDAQ Company]